UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2006


                               Hughes Supply, Inc.
             (Exact name of registrant as specified in its charter)


            Florida                   001-08772            59-0559446
 (State or other jurisdiction of     (Commission         (IRS Employer
          incorporation)             File Number)        Identification No.)


        One Hughes Way, Orlando, Florida                     32805
     (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (407) 841-4755

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On February 14, 2006, Hughes Supply, Inc. ("Hughes") issued a press release announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the proposed acquisition of Hughes by The Home Depot, Inc. has expired, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 99.1        Press Release, dated February 14, 2006.








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
                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 14, 2006
                                Hughes Supply, Inc.


                                By: /s/ John Z. Pare
                                   ---------------------------------------------
                                   John Z. Pare
                                   Senior Vice President, General Counsel and
                                   Secretary








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
                                  EXHIBIT INDEX



    Exhibit No.                       Description
    -----------                       -----------

       99.1               Press Release, dated February 14, 2006.













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